UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2004

PINNACLE AIRLINES CORP.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-31898

Delaware	03-0376558
(State or other jurisdiction	(I. R. S. Employer
of incorporation or organization)	Identification No.)

1689 Nonconnah Blvd, Suite 111 Memphis, TN	38132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(901) 348-4100

Item 5. Other Events and Required FD Disclosure

On August 13, 2004, Pinnacle Airlines Corp. issued a press release to announce that Chief Financial Officer Curtis E. Sawyer will be leaving the airline to accept the position of Chief Financial Officer for Midwest Airlines. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits:

Exhibit
Number	Description
99.1	Press release issued by Pinnacle Airlines Corp. dated August 13, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP. (Registrant)
	By:	/s/ Philip H. Trenary
Philip H. Trenary,
August 16, 2004		President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press release issued by Pinnacle Airlines Corp. dated August 13, 2004